FIRST AMENDMENT TO
PLACEMENT AGENT AGREEMENT

               This First Amendment (the “First Amendment”) to the Placement Agent Agreement (the “Agreement”) dated September 29, 2004 by and between CARBIZ, INC., an Ontario corporation (the “Company”), and INNOVATION CAPITAL, LLC, a Florida limited liability company (the “Placement Agent”), is made as of this 12th day of October, 2004 by and between the Company and the Placement Agent.

RECITALS

               WHEREAS, the Company and the Placement Agent are parties to the Agreement, and such parties desire to amend the Agreement as stated herein.

               NOW, THEREFORE, the Company and the Placement Agent hereby agree as follows:

AGREEMENT

1.                Amendments to Section VIII.

(a)

The second sentence of Section VIII(a) of the Agreement shall be amended and restated in its entirety to read as follows:

“The Financing Fee shall be paid upon the close of the Offering, and the Agent’s Units shall be issued upon the conversion of the Debentures held by the Placement Agent Investors.”

(b)

The following paragraph shall be inserted at the end of Section VIII(a) of the Agreement:

“In the event that the Corporation does not obtain an Over-The-Counter Bulletin Board listing within 180 days after October 12, 2004 and it is thereafter obligated to issue additional Warrants to the Placement Agent Investors, the Placement Agent shall be entitled to receive, on the date of any such issuance, Agent’s Units equal to ten percent (10%) of the aggregate number of Warrants issued to the Placement Agent Investors.”

2.                Remainder of Agreement Unaffected. Except to the extent expressly stated herein, the Agreement shall remain in full force and affect as written.

3.                Governing Law. The First Amendment shall be governed by and construed in accordance with the laws of the State of Florida (without reference to its choice of law principles), and to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

4.                Facsimile and Counterpart Signature Pages. This First Amendment may be executed by facsimile and in one or more counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one in the same agreement.

               IN WITNESS WHEREOF, the Company and the Investors have executed and delivered this First Amendment as of the first date written above.

	CARBIZ, INC.		INNOVATION CAPITAL, LLC.

By:	/s/ Carl Ritter	By:	/s/ Bruce Jordan
	Carl Ritter, Chief Executive Officer		Bruce Jordan, President